Lincoln Hedged Nasdaq-100 Fund 2
Formerly known as Lincoln Nasdaq-100 Buffer Fund Dec
(Standard and Service Class)
Summary Prospectus
May 1, 2024

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462). The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2024, are incorporated by reference into this Summary Prospectus.
Investment Objective
The investment objective of the Fund is to seek long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.55%	0.55%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	3.11%	3.11%
Acquired Fund Fees and Expenses (AFFE)	0.24%	0.24%
Total Annual Fund Operating Expenses (including AFFE)[1]	3.90%	4.25%
Less Fee Waiver and Expense Reimbursement[2]	(3.04%)	(3.04%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.86%	1.21%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.23% on the first $50 million of the Fund’s average daily net assets.The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.62% of the Fund’s average daily net assets for the Standard Class (and 0.97% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue through at least April 30, 2025 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$88	$909	$1,748	$3,929
Service Class	$123	$1,012	$1,914	$4,230
Lincoln Hedged Nasdaq-100 Fund 21

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks long-term growth of capital. The Fund pursues its objective by providing exposure to the price return of the Invesco QQQ TrustSM, Series 1 (the “Underlying ETF”), while implementing a hedging strategy to reduce downside exposure. Hedging means structuring a portfolio to seek to reduce the risk of loss of an existing position.
The Fund employs a hedging strategy, sub-advised by Milliman Financial Risk Management LLC, which seeks to produce investment outcomes based on the performance of the Underlying ETF, subject to limits on gains (a “Cap”) and with the benefit of a buffer for losses (a “Buffer”) for each tranche of options (as described below). The Fund, under normal circumstances, invests at least 80% of its net assets (including borrowings for investment purposes) in investments that reference the Underlying ETF or in an underlying fund which tracks the same index as the Underlying ETF. The Fund invests approximately half of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the Underlying ETF and approximately half of its assets in the LVIP SSGA Nasdaq-100 Index Fund (the “Underlying Fund”), which is advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The Underlying ETF tracks a price return index, which captures only the capital appreciation component of the issuers in the Underlying ETF and not the associated dividend payments. The Fund, and therefore investors of the Fund, will not receive the benefit of such dividends. As of December 31, 2023, a significant portion of the Fund’s investment exposure comprised companies in the information technology sector. The Fund is not designed to track performance of the Index.
FLEX Options Portfolio. FLEX Options are exchange-traded options contracts with uniquely customizable terms. The Fund’s FLEX Options have one-year terms and are based on the value of the Underlying ETF. The Fund invests in FLEX Options using a “laddering” technique, which means investing in several similar securities that have different maturity dates. The Fund will construct its portfolio so that each fiscal quarter, approximately 25% of the Fund’s FLEX Options will expire and the Fund will replace them with new FLEX Options. The Fund will therefore “reset” approximately 25% of its FLEX Options each quarter. The basket of FLEX Options transacted on a particular date is referred to as a “tranche”. The Fund will generally hold four tranches of FLEX Options.
Each tranche consists of a combination of four FLEX Options contracts that provide exposure to the Underlying ETF up to a Cap along with limited downside Buffer protection against the performance of the Underlying ETF. Each tranche consists of the following:
1.
purchased one-year near-zero calls that, in combination with the investment in the Underlying Fund, provide market exposure for the portion of the Fund whose FLEX Options are expiring.
2.
purchased one-year at-the-money puts that provide limited downside protection for the portion of the Fund whose FLEX Options are expiring.
3.
sold one-year puts with a strike price 12% “out-of-the money” to help establish the Buffer and fund the purchase of calls and puts.
4.
sold out-of-the-money calls to help fund the purchase of calls and puts.
The above description is a summary for illustrative purposes and necessarily does not reflect all factors that could potentially affect the Fund’s strategy.
This combination of FLEX Options provides the resetting tranche, for one year after the reset date, with limited downside protection from declines in the Underlying ETF's value as of the reset date, while allowing the Fund to participate in Underlying ETF appreciation up to the strike price of the sold out-of-the-money calls. This gain potential for each FLEX Options tranche is subject to a Cap, a maximum investment return level, which is the strike price of the sold out-of-the-money calls in that tranche. Fund performance for each tranche of FLEX Options is subject to a limited upside return Cap, which is the maximum percentage return the Fund can achieve from that tranche before the deduction of Fund expenses. A Cap is set for a FLEX Options tranche when it is created, and Caps for future tranches may be higher or lower depending on the strike price of the out-of-the-money calls that must be sold to offset the expense of the FLEX Options purchased. Buffers apply to particular tranches and not to the Fund’s portfolio overall.
In addition to normally scheduled quarterly FLEX Options transactions, the Fund will also typically transact in FLEX Options in order to reflect investments into or redemptions from the Fund. The Fund therefore may hold FLEX Options of various maturities, maintaining a more diversified exposure to a wider range of cap rates and buffers.
The Underlying Fund: The Fund invests approximately half of its net assets in the Underlying Fund and approximately half of its assets in FLEX Options. The investment objective of the Underlying Fund is to seek an investment return that approximates as closely as practicable, before fees and expenses, the performance of U.S. common stocks, as represented by the Nasdaq-100® Index (the “Index”). The Underlying Fund pursues its objective by investing in the securities that make up the Index, although the Underlying
2Lincoln Hedged Nasdaq-100 Fund 2

Fund may not invest in every security in the Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). The Underlying Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Underlying Fund under normal market conditions, invests at least 80% of its assets, determined at the time of purchase, in the securities of issuers included in the Index. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. As of March 15, 2024, the market capitalization range of the companies comprising the Index was $15.56 billion to $3.09 trillion. The Index typically is rebalanced quarterly and reconstituted annually. The Fund will reinvest Underlying Fund dividends and distributions in additional Underlying Fund shares.
The Underlying Fund employs a passive investment approach called “indexing”, by which the Underlying Fund’s sub-adviser attempts to approximate, before fees and expenses, the performance of the Index over the long term. The Underlying Fund’s sub-adviser invests in the equity securities comprising the Index, in approximately the same proportions as they are represented in the Index. Equity securities may include common stocks, preferred stocks, or other securities convertible into common stock. The Underlying Fund’s sub-adviser may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, prior to or after their removal or addition to the Index.
The Underlying Fund may purchase or sell index futures contracts, or options on those futures, or engage in other transactions involving the use of derivatives, to provide equity exposure to the Underlying Fund’s cash position while maintaining cash balances for liquidity, or for other purposes that assist in replicating the Underlying Fund's investment performance of the Index. The Underlying Fund’s return may not match the return of the Index.
The Underlying Fund intends to be diversified in approximately the same proportion as the Index. The Underlying Fund may become “non-diversified,” as defined by the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. As a “non-diversified” fund, the Underlying Fund can invest a greater percentage of its assets in a limited number of issuers or in any one issuer. Shareholder approval will not be sought if the Underlying Fund shifts from diversified to non-diversified solely due to a change in the relative market capitalization or index weightings of one or more constituents of the Index.
The Underlying Fund will concentrate its investments in a particular industry or group of industries to the extent the Index is concentrated. The Index, at times, may be significantly concentrated in the information technology sector.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests certain of its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's ability to achieve its investment objective is not guaranteed and depends, in large part, on the Underlying Fund's ability to meet its investment objective, as well as the performance of the FLEX Options. The following risks reflect the Fund's principal risks, which include the principal risks of the FLEX Options and the Underlying Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Buffered Loss Risk. There can be no guarantee that the Fund’s FLEX Options Portfolio will be successful in its strategy to provide buffer protection against Underlying ETF losses if the value of the Underlying ETF decreases. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.
•
Capped Upside Return Risk. Each tranche of the Fund’s FLEX Options Portfolio seeks to provide returns only up to a Cap. In the event that the Underlying ETF has gains in excess of that Cap during the life of that tranche, the Fund will not participate in those gains beyond that Cap.
•
FLEX Options Risk. The Fund may experience substantial downside from specific FLEX Option positions, and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:
•
Valuation Risk. The value of the FLEX Options will be affected by, among others, changes in the value of the Underlying ETF, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Underlying ETF (although they generally move in the same direction).
•
Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options.
•
Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security or a derivative held by the Fund is unable or unwilling to meet its obligation. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options.
•
Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior
Lincoln Hedged Nasdaq-100 Fund 23

to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the value of the Underlying ETF, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Underlying ETF, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Underlying ETF. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the NAV of each tranche of FLEX Options, which may not be in full effect prior to the expiration of the options.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
•
Tracking Error Risk. The Underlying Fund’s performance may deviate substantially from the performance of the Index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Underlying Fund’s investments and the Index’s components, and other factors. While attempting to replicate the Index return, the Underlying Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Underlying Fund’s return and that of the Index.
•
Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•
Authorized Participation Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Underlying ETF. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation and/or redemption orders with respect to the Underlying ETF and no other authorized participant is able to step forward to create or redeem creation units, shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.
•
Active Markets Risk. Although the Underlying ETF’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for the shares will develop or be maintained. Shares trade on an exchange at market prices that may be below, at or above the Underlying ETF’s NAV. Securities, including the shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. shares of the Underlying ETF could decline in value or underperform other investments.
•
Fluctuation of Net Asset Value Risk. The Underlying ETF’s shares trade on an exchange at their market price rather than their NAV. The market price may be at, above or below the Underlying ETF’s NAV. Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Underlying ETF trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for shares may decrease considerably and cause the market price of shares to deviate significantly from the Underlying ETF’s NAV.
•
Market Maker Risk. If the Underlying ETF has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Underlying ETF’s NAV and the price at which the shares are trading on an exchange, which could result in a decrease in value of the shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Underlying ETF’s portfolio securities and the Underlying ETF’s market price. This reduced effectiveness could result in shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for shares.
•
Trading Issues Risk. Although the Underlying ETF’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the shares, and authorized participants are not obligated to submit purchase or redemption orders for creation units. There can be no assurance that the requirements of an exchange necessary to maintain the listing of the Underlying ETF will continue to be met or will remain unchanged. Initially, due to the small asset size of the Underlying ETF, it may have difficulty maintaining its listings on an exchange.
4Lincoln Hedged Nasdaq-100 Fund 2

•
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
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Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
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Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.
•
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt.
•
Convertible Securities Risk. Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
•
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•
Non-Diversification Risk. When a mutual fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, a fund’s value may decrease because of a single investment or a small number of investments.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Actions by governments and regulators may have the effect of reducing market liquidity, market resiliency and money supply. Liquidity risk also refers to the risk that the Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties. The Fund may have to sell a security at a disadvantageous time or price to meet such obligations. The Fund’s liquidity risk management program requires that the Fund invest no more than 15% of its net assets in illiquid investments.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q1 2023	12.72%
Lowest Quarterly Return	Q2 2022	(14.17%)
Lincoln Hedged Nasdaq-100 Fund 25

Average Annual Total Returns for periods ended 12/31/23

	1 year	Since Inception	Inception Date
Lincoln Hedged Nasdaq-100 Fund 2 – Standard Class	26.80%	1.52%	12/17/21
Lincoln Hedged Nasdaq-100 Fund 2 – Service Class	26.35%	1.17%	12/17/21
Invesco QQQ TrustSM, Series 1 (reflects no deductions for fees, expenses or taxes)	53.79%	3.09%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”)
Investment Sub-Adviser:  Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers

Milliman Portfolio Managers	Company Title	Experience with Fund
Robert T. Cummings	Senior Director and Head of Portfolio Management	Since September 2021
Jordan B. Rosenfeld	Trader and Risk Manager	Since September 2021
Maria Schiopu, CFA	Senior Director – Head of Portfolio Management	Since May 2022
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6Lincoln Hedged Nasdaq-100 Fund 2